Exhibit 99.1 Pioneering a New Era of GPCR Drug Discovery J.P. Morgan Healthcare Conference 2025 January 2025 Nasdaq: SEPN

Forward-Looking Statements This presentation contains express or implied forward‐looking statements of Septerna, Inc. (the “Company,” “we,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding our business strategy, plans, estimated milestones and objectives of management are forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: the continued development and advancement of our oral small molecule GPCR-targeted programs; the initiation, timing, progress, and results of conducting our research and development programs and our current and future preclinical studies and anticipated clinical trials, and the release of data related thereto; our ability to demonstrate, and the timing of, preclinical proof-of-concept in vivo and ex vivo for multiple programs; the potential of our proprietary Native Complex Platform ; the accuracy of our estimates regarding expenses and capital requirements, including our expected cash runway; the size and growth potential of the markets for our current and future product candidates and our ability to serve those markets; and our expectations regarding the implementation of our business model, and strategic plans for our business, product candidates, and technology. Such forward- looking statements reflect the current views of the Company and are subject to known and unknown risks and other factors, which are, in some cases, beyond the Company’s control. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in the section titled Risk Factors in our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) and in our subsequent filings with the SEC. Certain information in this presentation (including market data and statistical information) and statements made orally during this presentation are the good faith estimates of management and have been obtained from various sources (including third-party sources such as independent industry publications, governmental publications, and reports by market research firms), and we do not guarantee the accuracy or completeness of such information. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements, and there can be no assurance as to the reliability or correctness of such projections and actual results may vary materially from those projected. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. © 2025 SEPTERNA 2

Septerna: Pioneering a New Era of GPCR Drug Discovery with Oral Small Molecules

Native Complex Platform™ designed to unlock the full potential of GPCR therapies

Iterative structure-based drug design to rapidly optimize and validate programs in animal models

Portfolio strategy to drive value creation

Validated targets + early clinical readouts + multi-billion $ market opportunities

Well capitalized with a planned operating runway into 2H 2027

Lead Candidates

SEP-786 PTH1R Agonist: Potential first-in-class oral small molecule for hypoparathyroidism; Phase 1 underway with SAD/MAD data expected in mid-2025

SEP-631 MRGPRX2 NAM: Pipeline-in-a-product opportunity for mast cell diseases (e.g., CSU); Phase 1 initiation expected in 2025

Discovery Stage

TSHR NAM: Potential first disease-modifying treatment for Graves' disease and TED

Incretin Receptor Agonists: Opportunities for single- and multi-incretin receptor agonists for metabolic diseases (e.g., obesity and T2D)

© 2025 SEPTERNA

GPCR = G protein-coupled receptor; NAM = negative allosteric modulator; TED = thyroid eye disease; CSU = chronic spontaneous urticaria; T2D = Type 2 diabetes

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GPCR Drug Discovery Success Has Been Highly Concentrated to a Small Fraction of GPCRs


Class A
Rhodopsin
Adhesion
Class
Class B
Secretin
Class C
Glutamate
Class F
Frizzled/Taste
M2
M4
M5
M3
M1
D2
D3
D4
5-1B
5-1D
5-1F
5-1E
α2B
α2C
α2A
α1B
α1A
α1D
5-1A
5-2C
5-2A
5-2B
β1
β3
β2
D1
D5
5-6
5-4
TAA1
FP
EP3
EP2
H3
H4
H2
H1
EP1
IP
DP1
EP4
P2Y12
FFAR1
Cys2
Cys1
GPR35
HCA2
TSHR
LHR
FSHR
C5A
TRHR
GPER
BK1
BK2
CCR5
AT2
AT1
CCR4
δOR
μOR
κOR
SST5
SST2
SST1
SST5
SST3
CXCR4
CXCR1
ETB
ETA
S4P
S5P
S2P
S1P
MT1A
MT1B
S3P
CB1
CB2
MC2
MC1
MC4
MC5
MC3
AdA2B
AdA3
AdA2A
AdA1
V1B
V2
V1A
GNRH1
GNRH2
OX1
OX2
CCK
NK1
NK3
MTL
GHS
NTS2
GPRC5D
SMO
GABAB1
GABAB2
CASR
mGluR5
GHRHR
SCTR
CRF1
CTR+/-
RAMPs
(AMY)
CRLR+RAMP1
(CGRP)
PTH1R
PTH2R
GCGR
GLP2R
GLP1R
# of FDA
Approved Drugs
>30
20-30
10-19
5-9
1-4

Historically productive target class, yet substantial untapped opportunity to expand the number of druggable GPCRs

~1/3 of all FDA-approved drugs (~500 approved products) target GPCRs

>70% of GPCR drugs target 6 small subfamilies of GPCRs

~75% of potential GPCR targets remain undrugged

Our focus: Unlocking difficult-to-drug GPCRs with our Native Complex Platform™

© 2025 SEPTERNA

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Proprietary Native Complex Platform Today’s GPCR Drug Discovery Challenge • Several new small molecule drug discovery technologies have largely been inaccessible to GPCRs • Inability to isolate fully functional GPCR proteins significantly limits use of modern discovery tools Native Complex Platform : Industrialized Workflows to Unlock Difficult-to-Drug GPCRs Native High-Resolution Technologies to Screen Structure-Based Drug Complexes GPCR Structures Billions of Compounds Design & Optimization Ligand GPCR Lipid Bilayer G protein Retain GPCR natural structure, Novel binding pockets and new Discovery of new leads with <1 year from initiation of med function, and dynamics insights into GPCR modulation relevant modes of action chem to activity in animal models for each program to date © 2025 SEPTERNA 5

Native Complex Platform™ is a Highly Efficient Platform for GPCR Structure-based Drug Design

GPCR cryo-EM now achieving resolutions relevant for structure-based drug design

Native Complex cryo-EM enables rapid and iterative lead optimization

- Applies to a broad range of lead candidate modes of action (e.g., agonists, antagonists, allosteric modulators)

Native Complex Cryo-EM



~1-2 weeks
New Small
Molecule Ligand
Rapid
Iterative
Cycle
New Ligand-Bound
GPCR Structure
Structure-Based
Design

Native Complex High-Resolution GPCR Structures



Structures
24
20
16
12
8
4
GPCR
A
B
C
D
E
F
G
Agonist
Positive Allosteric Modulator
Antagonist
Negative Allosteric Modulator
Apo (no ligand)

© 2025 SEPTERNA

cryo-EM = cryogenic electron microscopy

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Advancing a Deep Portfolio of Oral Small Molecule GPCR-Targeted Programs

Programs		Development Status				
Program / Target Mode of Action	Therapeutic Area Indications / US Patient Population	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3
SEP-786 (PTH1R) Agonist	Endocrinology Hypoparathyroidism: ~70k					
SEP-631 (MRGPRX2) Negative Allosteric Modulator	Immunology and Inflammation CSU: ~1.5mm Other mast cell diseases					
TSHR Negative Allosteric Modulator	Endocrinology Graves' disease: ~2mm Thyroid eye disease: ~1mm					
GLP-1R, GIPR, GCGR Single- and Multi-Agonists	Metabolic Diseases Obesity and T2D: ~800mm (worldwide) Other metabolic diseases					

Other Therapeutic Areas of Interest / Focus:
Neurology, Women's Health, Cardiovascular Disease and Respiratory Disease

Note: Vertex acquired an undisclosed discovery-stage program in 2023 for $47.5M upfront

© 2025 SEPTERNA

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SEP-786: Oral Small Molecule PTH1R Agonist Targeting PTH1R for Hypoparathyroidism © 2025 SEPTERNA

Hypoparathyroidism: Significant Unmet Need for an Oral PTH Replacement

Hypoparathyroidism: Low PTH leads to low blood calcium

- ~70K patients in US; ~140K patients in EU

Challenging patient symptoms

- Muscle cramps, tingling, brain fog
- Life-threatening complications: cardiac arrhythmias, seizures

Inadequate standard-of-care

- Calcium supplements (high doses several times per day) and Vitamin D do not fully resolve symptoms, and lead to complications including calcifications and renal impairment

Injectable PTH therapies approved and in development

- Will require life-long injections

Our Strategy: Develop oral PTH1R agonist

Functionally replace PTH with oral small molecule to normalize serum calcium

PTH: Master Regulator of Blood Calcium


NORMAL PHYSIOLOGY
HYPOPARATHYROIDISM
Thyroid
Parathyroid glands
PTH
Parathyroid hormone (PTH) controls blood calcium levels
Active
PTH1R
in bone and kidney
Normocalcemia
Bone
Kidney
Intestine
Vit D
Release
Resorption
Absorption
Loss of Parathyroid Glands
PTH loss/decrease
Inactive
PTH1R
Hypocalcemia
Bone
Kidney
Intestine
Release
Resorption
Absorption
Tingling
Brain fog
Muscle cramps
Kidney failure
Seizures
Cardiac arrhythmia

© 2025 SEPTERNA

PTH = Parathyroid Hormone

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SEP-786: Product of Our Native Complex Platform™ Drug Discovery

Native Complex Hit Identification

Multiple PTH1R agonists with distinct binding sites

Native Complex Structure-Based Design

Multiple PTH1R agonist series optimized in parallel

Native Complex Lead Optimization Led to SEP-786


PTH1R


Rapid Iterative
Structure-Based
Drug Discovery

<1 year from initiation of medicinal chemistry to activity in an animal model

SEP-786

- Potent, selective oral small molecule
- Normalized serum calcium in preclinical model
- PK/PD model projects full-day calcium control with QD or BID dosing
- Currently in Phase 1 clinical trial

© 2025 SEPTERNA

QD = once-daily dosing BID = twice-daily dosing PK = pharmacokinetics PD = pharmacodynamics

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SEP-786 Demonstrated Potent, Selective Activation of PTH1R and Dose-dependent Serum Calcium Increases Rat surgical model of hypoparathyroidism Single-dose 28-day dosing 2+ Matches efficacy of peptide Sustained Ca control 4 4 Vehicle (PO) Rat Vehicle (PO) SEP-786 (PO, 3 mg/kg BID) 3 3 SEP-786 (PO, 3 mg/kg) 2+ Normal serum Ca range Surgery to remove SEP-786 (PO, 10 mg/kg) parathyroid glands SEP-786 (PO, 30 mg/kg) 2 2 4 LA-PTH (SC, 2 nmol/kg) 2+ Normal serum Ca range Decreased serum Vehicle (PO) 1 1 calcium (hypocalcemia)3 0 6 12 SEP- 18 786 (PO, 3 24 mg/kg) 4 Time (hr) SEP-786 (PO, 10 mg/kg) Day 1 Day 10 Day 19 Day 28 4 Vehicle (PO) SEP-786 (PO, 30 mg/kg) 2 PTH1R agonist Vehicle (PO) 3 SEP-786 (PO, 3 mg/kg) LA-PTH (SC, 2 nmol/kg) (SEP-786) SEP-786 (PO, 3 mg/kg BID) 2+ SEP-786 (PO, 10 mg/kg) 3 Normal serum Ca range 2+ 1 Normal serum Ca range SEP-786 (PO, 30 mg/kg) 2 0 6 12 18 24 Normalize LA-PTH (SC, 2 nmol/kg) serum calcium Time (hr) 2 2+ Normal serum Ca range 1 0 6 12 18 24 1 Time (hr) © 2025 SEPTERNA PO = oral dosing SC = subcutaneous dosing 11 Day 1 Day 10 Day 19 Day 28 6h 9h 18h 24h 6h 9h 6h 18h 9h 24h 18h 24h 6h 9h 6h 18h 9h 24h 18h 24h 6h 9h 6h 18h 9h 24h 18h 24h 6h 9h 18h 24h 2+ Serum Ca level (mmol/L) 2+ Serum Ca level (mmol/L) 2+ Serum Ca level (mmol/L) 2+ Serum Ca level (mmol/L) 2+ Serum Ca level (mmol/L)

SEP-786: Phase 1 Trial Underway, Data Expected Mid-2025 Preclinical data supports clinical development • PK studies in mice, rats, dogs, and monkeys support predicted human PK for QD or BID dosing • 28-day GLP toxicology studies in rats and dogs: generally well-tolerated • Effects of exaggerated on-target pharmacology seen at high doses Phase 1 clinical trial underway – data anticipated mid-2025 • Single-ascending dose (SAD) & multiple-ascending dose (MAD) trial in healthy volunteers • MAD portion to assess both QD and BID dosing • Primary endpoints: safety and tolerability • Secondary endpoints: PK, serum calcium, other biomarkers © 2025 SEPTERNA 12

SEP-631: Oral Small Molecule MRGPRX2 NAM Targeting MRGPRX2 for Mast Cell Disorders, Including CSU © 2025 SEPTERNA

MRGPRX2: Emerging Target for Mast Cell-Driven Diseases

MRGPRX2

- Highly and uniquely expressed on mast cells
- Distinct from IgE / allergen pathway
- Multiple endogenous agonists

Mast Cell-Driven Diseases

- CSU, atopic dermatitis, allergic asthma, and others

CSU: Significant Unmet Need

- ~1.5 million patients in US
- Itchy, painful hives and angioedema
- Chronic symptoms can impact quality of life
- First-line treatment: antihistamines; 37% refractory
- Second-line treatment: anti-IgE (Xolair); 64% refractory

Our Strategy: MRGPRX2 NAM
Inhibit mast cell activation by selectively blocking MRGPRX2

MRGPRX2: ALTERNATIVE PATHWAY FOR MAST CELL ACTIVATION


IgE and allergen
Multiple endogenous peptide and protein activators
Substance P
Cortistatin-14
Somatostatin
PAMPs
PACAP
Defensins
others
Anti-IgE
FcεRI
Mast cell
MRGPRX2
Mast cell degranulation
Anti-Histamine
Histamine
Chemokines
Leukotrienes
Cytokines
Prostaglandins
Chymase
Tryptase
Itch (pruritus)
Hives (urticaria)
Inflammation (type 2 and neurogenic)
Plasma extravasation into tissues (angioedema)
Pain

© 2025 SEPTERNA
NAM= Negative Allosteric Modulator
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SEP-631: Oral Small Molecule MRGPRX2 NAM Designed to Stop MRGPRX2-Mediated Mast Cell Degranulation

SEP-631: Selective MRGPRX2 NAM

- Potent oral small molecule
- Blocked activation of all endogenous MRGPRX2 activators
- Showed insurmountable NAM profile with long-lasting inhibition

Effective in Preclinical Models

- Prevented skin extravasation in human MRGPRX2 knock-in mouse
- Potently inhibited degranulation of primary human mast cells
- Demonstrated good PK properties and has been generally well tolerated in preclinical safety models to date



Knock-in Mouse
mMRGPRB2 KO
hMRGPRX2 KI
Treat with oral MRGPRX2 NAM (SEP-631) or vehicle
Administer Evans Blue dye
Intradermal skin challenge with Cortistatin-14 (MRGPRX2 agonist)
Measure extravasation of dye into skin
Extravasation (no MRGPRX2 inhibition)
No extravasation (MRGPRX2 inhibition)

SEP-631 Potently Inhibited Skin Extravasation in MRGPRX2 Knock-in Model



p < 0.05
Skin Evans Blue extravasation (fold over vehicle)
8
6
4
2
0
vehicle
0
3
SEP-631 (mg/kg, PO)

© 2025 SEPTERNA

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SEP-631: MRGPRX2 NAM with Potentially Differentiated Profile Key Criteria SEP-631 High Potency Demonstrated in multiple functional and binding assays Broad Inhibition Long residence time and insurmountable inhibition of multiple endogenous agonists Excellent oral bioavailability; PK profile across species supports QD oral dosing Good Oral PK projection in humans In vitro PD Activity in primary human skin mast cells In vivo PD Activity in hMRGPRX2 knock-in mice Favorable in vivo safety profile 14-day non-GLP studies in rat and dog showed a generally favorable tolerability profile IND-enabling studies ongoing to support advancement into Phase 1 clinical trial in 2025 © 2025 SEPTERNA 16

TSHR NAM Program Targeting TSHR for Graves’ Disease and TED © 2025 SEPTERNA

No Disease-Modifying Therapies for Graves' Disease and Thyroid Eye Disease (TED)

Graves' Disease & TED Pathophysiology:

- Autoantibodies activate TSHR in thyroid gland and in orbital fibroblasts behind the eyes

Graves' Disease

- >2M patients in US
- Standard-of-care: antithyroid drugs, radioactive iodine, thyroidectomy

TED

- Develops in ~50% of Graves' disease patients
- TEPEZZA® (anti-IGF-1R) decreases proptosis but requires multiple IV infusions; serious side effects (e.g., hearing loss)

Drug Discovery Challenge: Each Patient Has Unique Autoantibodies

- High-affinity, frequently polyclonal, high titer

Our Strategy: TSHR NAM

Oral disease-modifying treatment for all Graves' disease and TED patients


NORMAL PHYSIOLOGY
GRAVES' DISEASE
Normal
TSHR
TSH
Normal
thyroid function
Overactive
TSHR
Graves' disease
autoantibodies
Thyroid cells
Thyroid hormone
Orbital fibroblasts
Orbital fat
Graves' disease
Hyperthyroidism
anxiety, tremor, fatigue
Thyroid eye disease
Eye bulging, swelling,
double vision

© 2025 SEPTERNA

NAM= Negative Allosteric Modulator

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Oral Small Molecule TSHR NAMs Reversed Symptoms in Novel Graves' Disease Model

Selective TSHR NAMs

- Blocked activation of TSHR by patient-derived autoantibodies
- Demonstrate insurmountable profiles

Preclinical Leads Inhibited Diverse Patient Autoantibodies

- Fully inhibited several Graves' patient polyclonal serum samples in primary orbital fibroblasts

Reversed Graves' Animal Disease Model Effects

- Normalization of thyroid hormone T4
- Reduction in thyroid weight
- Reversal of proptosis



Mouse → TSHR Activating Antibody, 6 weeks → ↑ Thyroid Hormone Levels, ↑ Thyroid Size, ↑ Eye Proptosis (bulging) → TSHR Activating Ab +TSHR NAM, 1 week → Reversal of Thyroid and Eye Manifestations



Plasma T4 Levels (pg/dL)
1500
1000
500
0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351



Thyroid Weight (g)
0.3
0.2
0.1
0.0
Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351



Isotype mAb control + Vehicle
Agonist mAb + Vehicle
Agonist mAb + SP-1351

© 2025 SEPTERNA

mAb = monoclonal antibody

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Oral Small Molecule Incretin Receptor Agonist Programs Single- and Multi-GLP-1R, GIPR, and GCGR Agonists for Metabolic Disorders, Including Obesity and Type 2 Diabetes © 2025 SEPTERNA

Next-Generation Oral Incretin Receptor Agonists

Incretin peptide therapeutics have been transformative treatments for obesity and diabetes

- Marketed GLP-1 and GLP-1/GIP products generated ~$36B in global sales in 2023
- Limitations: tolerability, injection administration, prolonged titration schemes

Our Strategy: Next-generation incretin receptor agonists

Oral small molecule single- and multi-incretin receptor agonists that can be used as single medicines or in combination

---

Novel binding pocket identified with potential to develop both single- and multi-incretin receptor agonists

- Pocket has higher sequence similarity across GLP-1R, GIPR, GCGR than known binding sites occupied by clinical-stage GLP-1R small molecule agonists



Approximate % sequence similarity across GLP-1R, GIPR, CGCR
Septerna Binding Site
80 - 90%
vs.
Danuglipron & Orforglipron Sites
40 - 60%

© 2025 SEPTERNA
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Discovery of Oral Small Molecule Single- and Multi-Incretin Receptor Agonists Example: Selective mono-GIPR agonists demonstrated weight loss both Identified Multiple Incretin Receptor alone and with additive activity in combination with a GLP-1 peptide Agonist Chemical Series • Diet-induced obese (DIO) mouse model +/- semaglutide • Activity spans combinations of activities 110 across GLP-1R, GIPR, and GCGR QD dosing 100 p < 0.05 Optimizing Both Single- and Multi- Vehicle (PO) ~7% Vehicle (SC) Incretin Agonist Leads Focused on: 90 SP-2991 (PO, 30 mg/kg) Vehicle (SC) • Mono-GIPR agonists SP-2991 (PO, 30 mg/kg) Semaglutide (SC, 10 nmol/kg) • Dual-GIPR / GCGR agonists 80 ~24% Semaglutide (SC, 10 nmol/kg) Vehicle (PO) • Triple-GLP-1R / GIPR / GCGR agonists p < 0.005 Tirzepatide (SC, 10 nmol/kg) 70 Vehicle (PO) ~33% 60 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Days © 2025 SEPTERNA 22 Body Weight (%)

Building a World-Class GPCR-Focused Biotechnology Company © 2025 SEPTERNA

Proven Leaders in GPCR Drug Development and Company Building

Senior Leadership



Jeff Finer, MD PhD
CEO



Liz Bhatt, MS MBA
COO



Jae Kim, MD
CMO



Gil Labrucherie, CFA JD
CFO



Uwe Klein, PhD
SVP Biological Sciences



Dan Long, DPhil
SVP Drug Discovery



Samira Shaikhly
CPO

Board of Directors

- Jeff Finer, MD, PhD, CEO
- Jeff Tong, PhD, Third Rock Ventures
- Alan Ezekowitz, MD, DPhil, Third Rock Ventures
- Abe Bassan, Samsara BioCapital
- Jake Simson, PhD, RA Capital
- Bernard Coulie, MD, PhD, Independent Director
- Shalini Sharp, MBA, Independent Director

Academic Co-Founders

- Robert J. Lefkowitz, MD, Duke University Medical Center
- Arthur Christopoulos, PhD, Monash University
- Patrick Sexton, PhD, DSc, Monash University

Drug Discovery Advisory Board

- Ruth Wexler, PhD, formerly with BMS
- David Lacey, MD, formerly with Amgen
- John Lowe, PhD, formerly with Pfizer
- Craig Lindsley, PhD, Vanderbilt, formerly with Merck

© 2025 SEPTERNA

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Septerna: Pioneering a New Era of GPCR Drug Discovery

- **Clinical-stage lead program with data expected mid-2025**
- **Multi-product pipeline focused on large commercial markets**
- **Native Complex Platform™ to drive rapid pipeline expansion**
- **Well capitalized with operating runway into 2H 2027**

Wholly-owned pipeline of programs, each with a multi-billion $ market opportunity

Program / Target Mode of Action	Therapeutic Area Indications	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3
SEP-786 (PTH1R) Agonist	Endocrinology Hypoparathyroidism				SAD/MAD data mid-2025	
SEP-631 (MRGPRX2) Negative Allosteric Modulator	Immunology and Inflammation CSU and other mast cells diseases			Phase 1 initiation in 2025		
TSHR Negative Allosteric Modulator	Endocrinology Graves' disease and TED					
GLP-1R, GIPR, GCGR Single- and Multi-Agonists	Metabolic Diseases Obesity and T2D					

© 2025 SEPTERNA

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Pioneering a New Era of GPCR Drug Discovery © 2025 SEPTERNA